UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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GABELLI ETFs TRUST

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GABELLI ETFs TRUST

Gabelli Love Our Planet & People ETF

One Corporate Center, Rye, New York 10580-1422

SPECIAL MEETING OF SHAREHOLDERS

To be held on December 21, 2026

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

The following Questions and Answers provide a brief overview of the matters on which you are being asked to vote.

The accompanying Proxy Statement contains more detailed information about the proposals, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	A Special Meeting of Shareholders (the “Meeting”) of Gabelli Love Our Planet & People ETF (the “Fund”), a series of Gabelli ETFs Trust (the “Trust”), will be held in a virtual meeting format only on December 21, 2026, at 10:00 a.m., Eastern time. You are receiving the accompanying Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you owned shares of the Fund at the close of business on November 2, 2026, and are entitled to notice of, and to vote on, important proposals concerning your investment in the Fund.

Q.	What are the proposals?

A.	As previously disclosed to shareholders in a supplement dated October 28, 2026, the Board of Trustees of the Trust (the “Board”) approved certain changes related to repositioning the Fund from investing in securities of companies that meet sustainability guidelines to, instead, investing in securities of companies operating in energy, power and related infrastructure industries. Currently, the Fund invests substantially all, and in any case no less than 80%, of its assets in U.S. exchange-listed common and preferred stocks of companies that meet the Fund’s guidelines for sustainability (the “80% Policy”). Under the modified 80% Policy approved by the Board, the Fund would, under normal market conditions, invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies operating in energy, power and related infrastructure industries. Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), recommended that the Board approve these changes because the Adviser believes that repositioning the Fund toward energy, power and related infrastructure industries will make the Fund more attractive to current and prospective shareholders, and that investments in such industries have stronger performance prospects than sustainability-focused investments.

Repositioning the Fund will involve changing the Fund’s name from “Gabelli Love Our Planet & People ETF” to “Gabelli Powering the Future ETF,” and related changes to the Fund’s principal investment strategies, 80% Policy (described above), industry concentration policy, diversification sub-classification and reclassifying the Fund’s investment objective from a fundamental policy to a non-fundamental policy. The changes to the Fund’s industry concentration policy, diversification sub-classification, and reclassification of the Fund’s investment objective each require shareholder approval. Accordingly, the proposed repositioning of the Fund will occur only if the Fund’s shareholders approve Proposal 1, Proposal 2, and Proposal 3, each as described below.

Shareholders of the Fund are being asked to approve proposals to change the Fund’s fundamental policy regarding industry concentration (“Proposal 1”), to change the Fund’s sub-classification from diversified to non-diversified (“Proposal 2”), and to reclassify the Fund’s investment objective from a fundamental policy to a non-fundamental policy (“Proposal 3”) (collectively, the “Proposals”). The Proposals are discussed in detail below and in the accompanying Proxy Statement.

Q.	If shareholders approve the Proposals, will there be other changes to the Fund?

A.	Yes. As noted above, the Board approved certain changes related to repositioning the Fund from investing in securities of companies that meet sustainability guidelines to, instead, investing in securities of companies operating in energy, power and related infrastructure industries. If shareholders approve the Proposals, the Fund will undergo the following additional changes:

●	The Fund’s name will change from “Gabelli Love Our Planet & People ETF” to “Gabelli Powering the Future ETF.”

●	The Fund will be managed by new portfolio managers.

●	The Fund will make changes to its principal investment strategies and 80% Policy (described above) consistent with its repositioning toward investing in securities of companies operating in energy, power and related infrastructure industries.

●	The Fund will be subject to different risks.

These changes are described in more detail in the Proxy Statement and in Exhibit A thereto.

Q.	Will these changes cause the Fund’s portfolio to be repositioned?

A.	If the Proposals are approved and all the changes are made to the Fund as described in the Proxy Statement, the Fund will need to make changes to its portfolio investments. As a result of the repositioning, the Fund’s portfolio turnover is expected to be significant. This turnover would be in addition to the normal portfolio turnover experienced by the Fund in connection with its normal investment operations and redemption activity. In addition, although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund. Please consult the Fund’s registration statement for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation. These changes are described in more detail in Exhibit A to the Proxy Statement.

PROPOSAL 1

Q.	Why am I being asked to approve a change to the Fund’s industry concentration policy?

A.	The Investment Company Act of 1940, as amended (the “1940 Act”), requires the Fund to have “fundamental” policies governing certain of its investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without shareholder approval. One required fundamental policy relates to a fund’s ability to “concentrate” its investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission has taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its total assets in a particular industry or group of industries.

The Fund’s current industry concentration policy provides that the Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. Given the proposed repositioning of the Fund and the related proposed changes to the Fund’s name, principal investment strategies and 80% Policy, the Adviser expects the Fund to concentrate its investments in energy, power and related infrastructure industries. Accordingly, the Board has approved, and has recommended that shareholders approve, a new industry concentration policy, which would provide that the Fund may not invest 25% or more of the value of its total assets in securities of issuers in any particular industry, except that under normal market conditions, the Fund will invest at least 25% of the value of its total assets in the securities of companies principally engaged in energy, power and related infrastructure industries.

Q.	What will happen if shareholders do not approve Proposal 1?

A.	The Proposals are contingent upon each other. This means that if shareholders do not approve Proposal 1, the Fund will continue to comply with its current fundamental industry concentration policy and Proposal 2 and Proposal 3 will not take effect. In addition, the proposed changes to the Fund’s name, principal investment strategies and 80% Policy will not take effect.

PROPOSAL 2

Q.	Why am I being asked to approve a change to the Fund’s sub-classification from diversified to non-diversified?

A.	The 1940 Act requires the Fund to be sub-classified as either a “diversified” or “non-diversified” fund. The Fund is currently sub-classified as a diversified fund. As a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer.

Given the proposed repositioning of the Fund and the related proposed changes to the Fund’s principal investment strategies, 80% Policy and industry concentration policy (as described above), the Adviser expects the Fund to take larger positions in a smaller number of issuers. Changing the Fund’s sub-classification to non-diversified would increase the Fund’s investment flexibility, thereby enhancing the Fund’s ability to invest in accordance with the proposed new principal investment strategies, 80% Policy and industry concentration policy.

If shareholders do not approve Proposal 2, the Fund will remain diversified under the 1940 Act, and the proposed changes to the Fund’s name, 80% Policy and principal investment strategies will not take effect.

Q.	Will the Fund’s risk profile change as a result of Proposal 2?

A.	Yes. While Proposal 2 is intended to provide the Adviser with greater flexibility in managing the Fund, a non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. By investing a higher percentage of its assets in any one issuer or a smaller number of issuers overall, the Fund’s risk of loss could increase because the Fund’s net asset value would be more susceptible to adverse events affecting those issuers.

Q.	What will happen if shareholders do not approve Proposal 2?

A.	The Proposals are contingent upon each other. This means that if shareholders do not approve Proposal 2, the Fund will remain diversified and Proposal 1 and Proposal 3 will not take effect. In addition, the proposed changes to the Fund’s name, principal investment strategies and 80% Policy will not take effect.

PROPOSAL 3

Q.	What is the purpose of Proposal 3?

A.	The purpose of Proposal 3 is to reclassify the Fund’s investment objective from a “fundamental” policy to a “non-fundamental” policy. “Fundamental” means the investment objective can only be changed with shareholder approval, and “non-fundamental” means the investment objective could be changed by the Board (without shareholder approval) upon at least 60 days’ notice to shareholders.

Q.	Will the reclassification of the Fund’s investment objective from a fundamental policy to a non-fundamental policy change the Fund’s investment objective?

A.	No. The Fund’s investment objective is capital appreciation, and currently there is no intention of changing the Fund’s investment objective. The reclassification of the Fund’s investment objective from a fundamental policy to a non-fundamental policy would simply give the Board flexibility to change the investment objective in the future without shareholder approval, upon at least 60 days’ written notice to shareholders.

GENERAL

Q.	How does the Board recommend that I vote on the Proposals?

A.	The Board believes each Proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote FOR each Proposal.

Q.	Will the Fund bear the costs associated with the proxy solicitation relating to the Proposals?

A.	No. The Adviser will bear the costs associated with the proxy solicitation.

Q.	How can I vote?

A.	You can vote in one of four ways:

1.	By telephone (call the toll-free number listed on your Proxy Card)

2.	By internet (at the website listed on your Proxy Card)

3.	By mail (using the enclosed postage prepaid envelope)

4.	By attending the virtual Meeting (following the instructions below)

We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card for information on voting by telephone, Internet or mail.

Q.	How can I attend the Meeting?

A.	The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. You are entitled to attend the Meeting only if (i) you were a shareholder of the Fund as of the close of business on November 2, 2026 (the “Record Date”), or (ii) you hold a valid proxy for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [●]. You also will be able to vote your shares online by attending the Meeting by webcast. To attend the Meeting, you will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is [●].

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The Meeting will begin promptly at 10:00 a.m., Eastern time, on December 21, 2026. We encourage you to access the Meeting prior to the start time, leaving ample time for check-in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meeting virtually on the internet?

A.	If you hold shares directly with the Fund’s transfer agent and wish to attend and vote at the Meeting, please send an email including your full name and address to [●] (“[●]”), at [●] with “Gabelli Love Our Planet & People ETF – Virtual Meeting” in the subject line. After receiving this information, [●] will then email you the virtual meeting access information and instructions for voting during the Meeting.

If you hold shares beneficially through a broker, bank or other nominee, you will receive information regarding how to instruct your broker, bank or other nominee to cast your vote. If you wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to [●] with “Legal Proxy” in the subject line. After receiving this information, [●] will then email you the virtual meeting access information and instructions for voting during the Meeting.

Requests for registration must be received no later than 5:00 p.m., Eastern time, on Friday, December 18, 2026.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of the Fund in more than one account, you may receive a separate Proxy Card for each such account and should vote each Proxy Card received.

Q.	Will I be notified of the results of the votes?

A.	Yes. The final voting results will be included in the Fund’s next report to shareholders following the Meeting.

Q.	If the Proposals are approved, when would the changes take effect?

A.	If the Proposals are approved, it is expected that the changes would be implemented on or about January 1, 2027.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposals described in the Proxy Statement or about voting procedures, please call the Fund’s information agent toll free at [●].

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

GABELLI ETFs TRUST

Gabelli Love Our Planet & People ETF

To be held on December 21, 2026

A Special Meeting of Shareholders (the “Meeting”) of Gabelli Love Our Planet & People ETF (the “Fund”), a series of Gabelli ETFs Trust (the “Trust”), will be held in a virtual meeting format only on December 21, 2026, at 10:00 a.m., Eastern time. At the Meeting, shareholders of the Fund at the close of business on November 2, 2026 (the “Record Date”), will be asked to consider the following proposals and to transact such other business as may properly come before the Meeting:

1.	to change the Fund’s fundamental policy regarding industry concentration;

2.	to change the Fund’s sub-classification from “diversified” to “non-diversified”; and

3.	to reclassify the Fund’s investment objective from a fundamental policy to a non-fundamental policy.

Please take the time to read the enclosed Proxy Statement, which discusses the proposals in more detail. If you were a shareholder of the Fund as of the close of business on the Record Date, you may vote at the Meeting or at any adjournment of the Meeting on the proposals. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Fund’s information agent toll free at [●]. It is important that you vote.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposals.

The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, shareholders of record as of the close of business on November 2, 2026 (the “Record Date”), need to register for the Meeting.

If you hold shares of beneficial interest of the Fund (“shares”) directly with the Fund’s transfer agent and wish to attend and vote at the Meeting, please send an email including your full name and address to [●] (“[●]”), at [●] with “Gabelli Love Our Planet & People ETF – Virtual Meeting” in the subject line. After receiving this information, [●] will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold shares beneficially through a broker, bank or other nominee, you will receive information regarding how to instruct your broker, bank or other nominee to cast your vote. If you wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to [●] with “Legal Proxy” in the subject line. After receiving this information, [●] will then email you the virtual meeting access information and instructions for voting during the Meeting.

Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting and are a shareholder of record as of the close of business on the Record Date, you may vote your shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the internet or telephone, as follows:

To vote via the internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Refer to the toll-free number that appears on the enclosed proxy card.

(3)	Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the internet using the control number that appears on your enclosed proxy card. Use of internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at [●].

By order of the Board of Trustees,

/s/ J. Christopher Jackson

J. Christopher Jackson

Secretary

November [●], 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2026

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the internet at [●].

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN ONE-THIRD OF THE SHARES OF THE FUND OUTSTANDING AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Director
(2)	Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR
SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

GABELLI ETFs TRUST

Gabelli Love Our Planet & People ETF

One Corporate Center, Rye, New York 10580-1422

PROXY STATEMENT

Special Meeting of Shareholders to be held on December 21, 2026

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Gabelli ETFs Trust (the “Trust”), relating to the special meeting of shareholders (the “Meeting”) of Gabelli Love Our Planet & People ETF (the “Fund”), a series of the Trust, that will be held in a virtual meeting format only on December 21, 2026, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof. It is expected that this Proxy Statement will be mailed to shareholders on or about November 9, 2026.

The purpose of the Meeting is to ask Fund shareholders to approve proposals to change the Fund’s fundamental policy regarding industry concentration (“Proposal 1”), to change the Fund’s sub-classification from diversified to non-diversified (“Proposal 2”), and to reclassify the Fund’s investment objective from a fundamental policy to a non-fundamental policy (“Proposal 3”) (collectively, the “Proposals”).

The Board unanimously recommends that Fund shareholders vote “FOR” each of the Proposals.

Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual and annual reports to shareholders and in Form N-CSR. The Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Gabelli ETFs Trust, One Corporate Center, Rye, New York 10580-1422, by calling (800) 426-3750, or visiting www.gabelli.com/funds/etfs. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

PROPOSAL 1

CHANGE THE FUND’S FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION

The Board has approved, and recommends that shareholders approve, changing the Fund’s fundamental policy regarding industry concentration.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires the Fund to have “fundamental” policies governing certain of its investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without shareholder approval. One required fundamental policy relates to a fund’s ability to “concentrate” its investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission has taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its total assets in a particular industry or group of industries.

The Fund’s current industry concentration policy provides that the Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. Given the proposed repositioning of the Fund and the related proposed changes to the Fund’s name, principal investment strategies and 80% Policy, the Adviser expects the Fund to concentrate its investments in energy, power and related infrastructure industries. Accordingly, the Board has approved, and has recommended that shareholders approve, the following as the Fund’s new industry concentration policy, replacing the Fund’s current industry concentration policy:

“The Fund may not invest more than 25% of the value of its total assets in any particular industry, except that under normal market conditions, the Fund will invest at least 25% of the value of its total assets in the securities of companies principally engaged in energy, power and related infrastructure industries.”

If shareholders approve Proposal 1, the Fund’s new industry concentration policy is expected to take effect on or about January 1, 2027, or any later date should the Meeting be postponed or adjourned, in which case the new industry concentration policy will take effect shortly after such postponed or adjourned Meeting.

If shareholders do not approve Proposal 1, the Fund will continue to operate in accordance with its current industry concentration policy, and the proposed changes to the Fund’s name, diversification sub-classification, reclassification of the Fund’s investment objective, 80% Policy and principal investment strategies, will not take effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

CHANGE THE FUND’S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

The Board has approved, and recommends that shareholders approve, changing the Fund’s sub-classification under the 1940 Act from diversified to non-diversified.

The 1940 Act requires a fund to be sub-classified as either diversified or non-diversified. A fund’s sub-classification as diversified is considered to be a “fundamental” policy, which means shareholder approval is required to change a fund’s sub-classification from diversified to non-diversified.

The Fund is currently sub-classified as diversified. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

Given the proposed repositioning of the Fund and the related proposed changes to the Fund’s principal investment strategies, 80% Policy and industry concentration policy (as described above), the Adviser expects the Fund to take larger positions in a smaller number of issuers. Changing the Fund’s sub-classification to non-diversified would increase the Fund’s investment flexibility, thereby enhancing the Fund’s ability to invest in accordance with the proposed new principal investment strategies, 80% Policy and industry concentration policy.

If shareholders approve Proposal 2, the Fund’s sub-classification as non-diversified is expected to take effect on or about January 1, 2027, or any later date should the Meeting be postponed or adjourned, in which case the Fund’s sub-classification as non-diversified will take effect shortly after such postponed or adjourned Meeting.

If shareholders do not approve Proposal 2, the Fund will remain sub-classified as diversified, and the proposed changes to the Fund’s name, industry concentration policy, 80% Policy and principal investment strategies will not take effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE
FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

The Board has approved, and recommends that shareholders approve, a proposal to reclassify the Fund’s investment objective from a fundamental policy to a non-fundamental policy. “Fundamental” means the investment objective can only be changed with shareholder approval, and “non-fundamental” means the investment objective could be changed by the Board (without shareholder approval) upon at least 60 days’ notice to shareholders.

The Fund’s investment objective is capital appreciation. Although the Fund currently has no intention of changing its investment objective, the proposed reclassification of the investment objective from fundamental to non-fundamental is intended to provide the Fund with greater investment flexibility to change its investment objective in the future without the delay and expense of a shareholder vote.

If shareholders approve Proposal 3, the reclassification is expected to take effect on or about January 1, 2027, or any later date should the Meeting be postponed or adjourned, in which case the Fund’s investment objective reclassification from a fundamental policy to a non-fundamental policy will take effect shortly after such postponed or adjourned Meeting.

If shareholders do not approve Proposal 3, the Fund’s investment objective will remain fundamental and may be changed only with shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

Required Vote and Recommendation

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. This means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person (virtually) or represented by proxy.

Abstentions and broker non-votes will have the same effect as votes “AGAINST” each Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card without instructions, your votes will be cast “FOR” the approval of the Proposals. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposals are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s information agent at [●], [●], by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person (virtually), or as otherwise permitted. Attending the Meeting will not automatically revoke your prior proxy.

Quorum and Methods of Tabulation

A quorum must be present at the Meeting for the transaction of business. The presence in person (virtually) or by proxy of one-third of the shares of the Fund outstanding at the close of business on the Record Date constitutes a quorum for the Meeting.

In the event that a quorum is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposals are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person (virtually) or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on November 2, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of the Fund held on the Record Date is [●]. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and a proportionate fractional vote for each fractional dollar amount (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Required Vote

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. This means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person (virtually) or represented by proxy.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, an abstention is always counted as present and entitled to vote because presence (either in person or by proxy) and entitlement to vote are necessary to the act of abstaining. With respect to the counting of votes, an abstention is not a vote cast. If the vote required is a majority or other percentage of all the votes entitled to be cast, the effect of an abstention will be the same as a vote against the proposal. “Broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present for quorum purposes but not “entitled to vote.” A broker non-vote is a vote that is not cast on a non-routine matter by a broker that is present (either in person or by proxy) at a meeting at which there is at least one routine matter on the proxy card (otherwise the broker does not have the authority to vote on anything and does not ordinarily send in a proxy). If the broker votes on a routine matter but does not vote on a non-routine item on the proxy, then the shares held in “street name” (that is, through a broker, bank or other nominee) are present for quorum purposes and the effect of not voting on the non-routine matter depends upon whether the vote requirement for that proposal is based upon a proportion of the votes cast (no effect) or a proportion of the votes entitled to be cast (effect of a vote against). The Proposals are all non-routine matters. As a result, abstentions and broker non-votes will have the same effect as votes “AGAINST” each Proposal.

OTHER INFORMATION

Current Service Providers

Gabelli Funds, LLC (the “Adviser”), located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Fund. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX. G.distributors, LLC (the “Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Fund’s distributor. The Distributor is a wholly owned subsidiary of GAMI. The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s custodian, transfer agent and dividend disbursing agent. BNYM is not affiliated with the Adviser or the Distributor.

Other Matters to Come Before the Meeting

The Adviser does not know of any matters to be presented at the Meeting other than the Proposals in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the Board. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the Trust (c/o the Secretary), One Corporate Center, Rye, New York 10580-1422. Proposals must be received within a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders and Ownership by Officers and Trustees

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date:

Name and Address	Percentage of Ownership	Nature of Ownership
[●]	[●]%	[Record / Beneficial]
[●]	[●]%	[Record / Beneficial]
[●]	[●]%	[Record / Beneficial]

A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to “control” (as defined in the 1940 Act) the Fund.

The Trustees and officers of the Trust, in the aggregate, owned less than 1% of the outstanding shares of the Fund as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any information agency firm, but excluding portfolio transaction costs, will be borne by the Adviser. These expenses are estimated to be approximately $[●].

Fiscal Year

The Fund has a fiscal year end of December 31.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: [●], [●], or by calling [●], toll free at [●].

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report and Form N-CSR on request. Additional copies of any of these documents are available by writing to Gabelli ETFs Trust, One Corporate Center, Rye, New York 10580-1422, by calling [●], or visiting www.gabelli.com/funds/etfs. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

/s/ J. Christopher Jackson
J. Christopher Jackson, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting virtually, are urged to authorize their proxy as soon as possible by accessing the internet website listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary (such as a broker) or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

EXHIBIT A

Information regarding the proposed changes to the Fund is set forth below.

New Name: The Fund’s new name will be Gabelli Powering the Future ETF.

New Ticker: PWRG

New Principal Investment Strategies: The Fund’s new principal investment strategies will be the following:

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies operating in energy, power and related infrastructure industries. As a fundamental policy, the Fund will concentrate (invest at least 25% of the value of its total assets) in the securities of companies principally engaged in energy, power and related infrastructure industries. The Fund seeks to capitalize on the significant and growing investment in global electric power infrastructure driven by surging electricity demand, the transition toward cleaner sources of energy, the increasing need for electric grid reliability and resiliency, extreme weather events, economic development, and the modernization and replacement of aging infrastructure.

Electricity demand is increasing due to the rapid expansion of artificial intelligence (“AI”) and data centers, electrification of transportation and other sectors of the economy, manufacturing and industrial reshoring, economic development and population growth. At the same time, the transition toward cleaner sources of energy, including the increasing deployment of renewable energy, nuclear power, offshore wind, energy storage and other technologies, is requiring significant investment in generation, transmission and distribution infrastructure to maintain reliability and accommodate changing sources and patterns of electricity generation and consumption.

The investment drivers vary significantly across regions, creating a broad and diversified global opportunity. In the United States, rapidly growing electricity demand from data centers, AI, manufacturing and electrification is driving substantial investment in new generation and electric infrastructure, including a significant buildout of natural gas-fired generation, as well as nuclear, renewable energy and energy storage. In Europe, the transition toward cleaner energy, energy security and the expansion of renewable generation—including offshore wind—is driving investment in generation, transmission, distribution and grid modernization. In developing and emerging economies, economic and population growth is creating the fundamental need to expand, upgrade and improve electricity generation and delivery infrastructure to increase access to reliable and affordable power. Across developed markets, aging infrastructure and increasing electricity demand are creating additional opportunities to modernize and expand existing power systems.

In addition, aging electric infrastructure and extreme weather events are creating significant investment requirements. Utilities and other infrastructure providers are investing to strengthen electric systems against hurricanes, wildfires, ice storms, extreme heat and other severe weather events. Such investments may include undergrounding of power lines, transmission and distribution system hardening, vegetation management, grid automation, improved monitoring and control systems, and other technologies and services designed to improve reliability, resiliency and the ability to restore service following severe weather events. For example, areas vulnerable to wildfires, including parts of the western United States, may require significant investment in undergrounding and other wildfire mitigation measures, while regions exposed to hurricanes or ice storms may require substantial investment in grid hardening and resiliency.

For purposes of the Fund’s investment policies, “energy, power and related infrastructure industries” refers broadly to the infrastructure, equipment, technology, materials and services used in or supporting the generation, transmission, distribution, management, storage and consumption of electrical power. This includes the infrastructure, resources and technologies required to develop, build, finance, operate, maintain, modernize, protect and improve electric power systems. “Energy, power and related infrastructure industries” include, but are not limited to, companies engaged in:

(i)	electric power generation, including regulated utilities, independent power producers and companies involved in the development, ownership, operation, maintenance or servicing of generating facilities using nuclear, natural gas, renewable and other sources of energy;

(ii)	transmission and distribution, including companies involved in electric transmission and distribution networks, substations, transformers, switchgear, electric lines, cables, grid interconnections and related infrastructure;

(iii)	electrical equipment and components, including manufacturers and suppliers of turbines, generators, transformers, inverters, motors, electrical components, cables, wires, switchgear, circuit protection, controls and other equipment used in power generation, transmission, distribution or electrification;

(iv)	engineering, construction and infrastructure services, including companies providing engineering, procurement, construction, project development, maintenance, repair, inspection, testing, consulting and other services supporting electric power and energy infrastructure;

(v)	raw materials, fuels and natural resources, including companies involved in the exploration, production, processing, refining, recycling or supply of materials, fuels and resources used in power generation, electrification and power infrastructure, including natural gas, uranium, copper, lithium and other metals, minerals and natural resources;

(vi)	grid technology, software and digital infrastructure, including companies providing software, automation, monitoring, control systems, analytics, artificial intelligence, cybersecurity, grid management systems, virtual power plants, distributed energy resource management systems and other technologies used to operate, manage, optimize, secure or protect electric power systems;

(vii)	energy storage and distributed energy resources, including batteries, energy storage systems, distributed generation, microgrids, demand response and other technologies that support the reliability, flexibility, resiliency and efficient operation of electric power systems;

(viii)	energy efficiency and energy management, including companies providing technologies, equipment, software and services designed to improve the efficiency, management and utilization of electricity and energy;

(ix)	grid resiliency, reliability, security and modernization, including companies providing technologies, equipment, materials and services designed to improve the reliability, resiliency, security, capacity and efficiency of electric power infrastructure, including technologies and services supporting system hardening, undergrounding, wildfire mitigation, hurricane and ice-storm protection, vegetation management, outage prevention and restoration, and other extreme-weather resilience measures; and

(x)	emerging and enabling technologies, including companies developing or providing technologies, products, equipment, materials or services that the Adviser believes have the potential to materially support, improve, modernize or expand the generation, transmission, distribution, storage, management or use of electrical power.

The Fund may invest in companies that provide products, technologies, materials, equipment or services to multiple industries where power infrastructure represents an important component of their business, operations or growth opportunities.

The Fund’s investments may include companies that benefit from one or more of the secular trends driving investment in power infrastructure, including increasing electricity demand, electrification, manufacturing and industrial reshoring, data center and AI development, the transition toward cleaner sources of energy, energy security, replacement of aging infrastructure, grid modernization, economic development and the need to improve electric system reliability and resiliency in response to extreme weather events.

The Fund may invest directly and indirectly (e.g., through underlying funds) in securities of companies tied economically to any country in the world, including emerging markets.

Additional Principal Investment Risks: In addition to the risks described in the Fund’s current prospectus, the new principal investment strategies for the Fund will have the following additional principal investment risks:

●	Concentration Risk. The Fund concentrates its assets (i.e., invests 25% or more of its total assets) in securities of companies principally engaged in energy, power and related infrastructure industries, which means that the Fund is less diversified than funds investing in a broader range of industries, and is particularly sensitive to general market conditions and other risks of energy, power and related infrastructure industries. Companies in these industries may be adversely affected by a number of factors, including: rate regulation that limits their ability to raise prices or recover costs; high capital costs and significant debt, which make them sensitive to rising interest rates and tighter credit; changes in demand for power, including expected demand growth that may not materialize; volatile fuel and commodity prices; construction delays and cost overruns; natural disasters, severe weather, and wildfire liability; cyberattacks and physical attacks on critical infrastructure; environmental liabilities; and technological change.

●	Non-Diversification Risk. The Fund is classified as a “non-diversified” fund. As a non-diversified fund, more of the Fund’s assets may be invested in securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

●	New Strategy Risk. The Fund’s investment strategies are new and untested. The Fund may not be successful in implementing its new investment strategies, and its investment strategies may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New strategies may not attract sufficient assets to achieve investment, trading or other efficiencies.

●	Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

●	Energy Policy/Regulation Risk. The companies in which the Fund invests are heavily affected by government energy policy and regulation. Changes in laws, regulations, tax incentives, subsidies, tariffs, trade restrictions, environmental standards, or permitting requirements, at the federal, state, local, or international level, can happen quickly and without warning. Such changes could significantly reduce the revenues, profitability, or value of these companies, and therefore the value of your investment. Policy priorities often shift with changes in political leadership, so the regulatory environment may be unpredictable.

New Portfolio Managers: The new portfolio managers for the Fund will be Timothy Winter, CFA, and Jens Zimmermann, CFA.

New Benchmark: The Fund will continue to use the S&P 500 Index as its broad-based index and will begin using the MSCI ACWI Utilities Index as an additional index which has investment characteristics similar to those that the Fund is expected to have after the repositioning.

Portfolio Repositioning: To effectuate the changes, the Fund will need to make changes to its investments. As a result of the repositioning, the Fund’s portfolio turnover is expected to be significant. This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. In addition to direct portfolio transaction costs, there will be potential indirect costs in connection with the repositioning. For example, the process of buying and selling securities in connection with the repositioning may impact the financial markets, resulting in indirect costs to the Fund. In addition, although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund. Please consult the Fund’s registration statement for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation.

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